GENERAL SECURITY AGREEMENT

This GENERAL SECURITY AGREEMENT is made on and as of April 17, 2015, by and from

JEFFERSON ACQUISITION, LLC, a Kansas limited liability company and wholly owned subsidiary of Hooper Wellness, LLC (“Jefferson”),

HOOPER WELLNESS, LLC, a Kansas limited liability company and wholly owned subsidiary of Hooper Holmes, Inc. (“Hooper Wellness”),

HOOPER DISTRIBUTION SERVICES, LLC, a New Jersey limited liability company and wholly owned subsidiary of Hooper Holmes, Inc. (“Hooper Distribution”),

HOOPER INFORMATION SERVICES, INC., a New Jersey corporation and wholly owned subsidiary of Hooper Holmes, Inc. (“Hooper Information”),

HOOPER KIT SERVICES, LLC, a Kansas limited liability company (f/k/a Heritage Labs International, LLC) and wholly owned subsidiary of Hooper Holmes, Inc. (“Hooper Kit”),

MID-AMERICA AGENCY SERVICES, INCORPORATED, a Nebraska corporation and wholly owned subsidiary of Hooper Holmes, Inc. (“Mid-America”),

and

TEG ENTERPRISES, INC., a Nebraska corporation and wholly owned subsidiary of Mid-America Agency Services, Incorporated (“TEG Enterprises”, collectively with Jefferson, Hooper Wellness, Hooper Distribution, Hooper Information, Hooper Kit and Mid-America, “Debtor”),

to and in favor of

ACF FINCO I, LP, a Delaware limited partnership with a place of business at 580 White Plains Road, Suite 610, Tarrytown, New York 10591 (“Lender”).

1.    DEFINITIONS.

All words and terms used in this Agreement shall have the meanings as set forth herein and where not otherwise defined herein shall be deemed to have the meanings as accorded to them in the Loan and Security Agreement (as defined below) or the Uniform Commercial Code as in effect from time to time ("UCC"). As used herein, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

1.1 “Agreement” shall mean this General Security Agreement, together with all extensions, modifications, refinancings, renewals, substitutions, replacements and/or redatings hereof made with the consent of Lender from time to time hereafter.

1.2 "Borrower" means HOOPER HOLMES, INC., a New York corporation and having its principal place of business at 560 N. Rogers Road, Olathe, Kansas 66062.

1.3    “Collateral” means all of Debtor’s right, title and interest in and to the following, wherever located and whether owned or thereafter acquired, whether owned or held by Debtor or by any other Person in any manner for Debtor's account (and specifically includes all accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of all of the following): all cash, Money (as defined in Section 1-201(24) of the UCC), Accessions, Accounts (including without limitation all Receivables and unearned premiums with respect to insurance policies insuring any of the Collateral and claims against any Person for loss of, damage to, or destruction of any or all of the Collateral), Certificates of title, Chattel Paper, Commercial Tort Claims (specifically including all Commercial Tort Claims arising from or in connection with the matters described in the Disclosure Schedule to the Loan Agreement), Deposit Accounts, Documents (including but not limited all to books and records, and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, writings, plans, specifications, schematics customer lists, credit files, computer programs, printouts and other computer materials and records of Debtor pertaining to any of the items or subject matter described in this paragraph), Equipment, General Intangibles, Goods, Health-Care-Insurance Receivables, Instruments, Inventory, Investment Property, Letter-Of-Credit Rights, Proceeds, Records, Software and Supporting Obligations, all rights to payment for money or funds advanced or sold, and all monies or other Property of any kind now or at any time or times hereafter in the possession or under the control of Lender or any Affiliate of Lender or any representative, agent or correspondent of Lender pertaining to any of the items or subject matter described in this paragraph, and to the extent not otherwise included in the foregoing, all other property in which a security interest may be granted under the UCC or which may be delivered to and held by Lender pursuant to the terms hereof. Notwithstanding the foregoing, if on or prior to the date hereof, Debtor has not obtained the written consent of a Governmental Authority necessary to permit the assignment of any Document, Instrument, Chattel Paper, contract or agreement by and between Debtor and any Governmental Authority (a “Government Contract”) in connection with the granting by Debtor to Lender of the security interests described herein, the Collateral and Lender’s security interests described herein shall specifically exclude each such Government Contract, and all of Debtor’s rights, title and interests therein, however, in such case the Collateral and Lender’s security interests granted herein shall specifically include and shall be limited to all Accounts and Receivables in connection with such Government Contract and all of Debtor’s rights, title and interests in and to such

Accounts and Receivables, and all such Accounts and Receivables shall be considered as Collateral for purposes hereof. The Collateral shall not include the Excluded Property.

1.4    “Excluded Property” means, with respect to Debtor: (i) any item of General Intangibles or other property (including, without limitation, any Material Contract) that is now or hereafter held by Debtor but only to the extent that such item of General Intangibles or property, including, for the avoidance of doubt, Intellectual Property (or any agreement evidencing such item of General Intangibles or property) contains a term or is subject to a rule of law, statute or regulation that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than Debtor) to, the creation, attachment or perfection of the security interest granted herein, and any such restriction, prohibition and/or requirement of consent is effective and enforceable under applicable law and is not rendered ineffective by applicable law (including, without limitation, pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC); provided, however, that (x) Excluded Property shall not include any Proceeds of any item of General Intangibles or other property described in this definition, and (y) any item of General Intangibles or such other property described in this definition that at any time ceases to satisfy the criteria for Excluded Property (whether as a result of obtaining any necessary consent, any change in any rule of law, statute or regulation, or otherwise) shall no longer be Excluded Property; (ii) trademark applications filed in the United States Patent and Trademark Office on the basis of Debtor’s “intent to use” such trademark, unless and until acceptable evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application; (iii) any asset subject to a Permitted Lien (other than Liens in favor of Lender) securing obligations permitted under the Loan Agreement to the extent that the grant of other Liens on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Permitted Lien, (B) would result in the loss of use of such asset or (C) would permit the holder of such Permitted Lien to terminate Debtor’s use of such asset and (iv) real property leases.

1.5 "Loan Agreement" shall mean the Loan and Security Agreement, dated as of February 28, 2013 between Borrower and Lender (together with all Exhibits and Schedules thereto, as amended by the First Amendment to Loan and Security Agreement dated as of March 28, 2013, the Second Amendment to Loan and Security Agreement dated as of July 9, 2014 and the Consent and Third Amendment to Loan and Security Agreement dated as of even date herewith and as the same may be subsequently amended, extended, restated or otherwise modified from time to time hereafter.

1.6 "Loan Documents" means this Agreement, the Loan Agreement, the Note, the Guaranty, the Pledge Agreements and each other agreement, document and instrument delivered by Borrower, the Guarantors, the Debtor or any other Person to Lender or by Lender to any other Person in connection with the Obligations, the Loans, the Note, or any other Indebtedness payable to Lender in connection with the transactions contemplated by this Agreement, as the same may be amended, modified, supplemented, extended or restated from time to time.

1.7    "Obligations" is a collective term which means and includes all the following:

(a)all loans, advances, debts, liabilities, obligations, covenants and duties owing by Debtor to Lender or any affiliate of Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Loan Agreement, the Note or any other Loan Documents or under any other agreement or by operation of law, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now due or hereafter arising and however acquired, including, without limitation, all interest, charges, expenses, commitment, facility, collateral management or other fees, attorneys' fees and expenses, and any other sum now or hereafter chargeable to Borrower whether under the Loan Agreement, any of the other Loan Documents or any other agreement by and between Borrower and Lender; and

(b)all loans, advances, debts, liabilities, obligations, covenants and duties owing by Debtor to Lender or any affiliate of Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement, the other Loan Documents or under any other agreement or by operation of law, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now due or hereafter arising and however acquired, including, without limitation, all interest, charges, expenses, commitment, facility, collateral management or other fees, attorneys' fees and expenses, and any other sum now or hereafter chargeable to Debtor whether under the Guaranty, any of the other Loan Documents or any other agreement between Debtor and Lender.

1.8 "Person" shall mean an individual, partnership, limited liability company, limited liability partnership, corporation, joint venture, joint stock company, land trust, business trust or unincorporated organization, or a government agency or political subdivision thereof.

1.9     "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

1.10    UCC Definitions. When used in this Agreement, the following terms have the same definitions as provided in Article 9 of the UCC, but for convenience in this Agreement the first letter of all such terms shall be capitalized: “Accession”, “Account”, “Account Debtor”, “Authenticate” (and all derivations thereof), “Chattel Paper”, “Deposit Account”, “Document”, “Equipment”, “General Intangible”, “Goods”, “Health-Care-Insurance Receivable”, “Instrument”, “Inventory”, “Investment Property”, “Letter-Of-Credit Right”, “Obligor”, “Proceeds” (as specifically defined in Section 9-102(64) of the UCC), “Record”, “Secondary Obligor”, “Secured Party”, “Software” and “Supporting Obligation”.

2.    SECURITY INTEREST.

2.1 Security Interest. As security for the final and indefeasible payment to Lender in cash and performance of the Obligations in full, Debtor hereby pledges to Lender, and grants to Lender a continuing general lien upon and security interest in and to the Collateral. Debtor acknowledges and agrees that Collateral securing any purchase money security interest in favor of Lender also secures all non-purchase money security interests in favor of Lender.
2.2     Perfection.

(a)    Debtor will execute and deliver to Lender security agreements, assignments (including, without limitation, assignments of specific Accounts, Receivables, Certificates of title, Chattel Paper, Documents, Instruments, Goods, Inventory, Equipment and General Intangibles), and other documents and instruments as Lender may at any time reasonably request to establish, evidence, attach, perfect, or protect any security interest, pledge, lien, charge, mortgage or other encumbrance granted to Lender. Debtor authorizes Lender to file all financing statements, and all continuations or amendments thereof, to establish, evidence, attach, perfect or protect any security interest, pledge, lien, charge, mortgage or other encumbrance granted to Lender in the Collateral. Debtor agrees that subject to Debtor’s rights under Section 9-509(d)(2) of the UCC, Debtor is not and shall not be authorized to file any financing statement or amendment, termination or corrective statement with respect to any financing statement filed by Lender, or with respect to any continuation or amendment thereof, without the prior written consent of Lender.
(b)    Debtor will perform any and all actions requested by Lender in Lender’s sole discretion to establish, attach, perfect or protect any security interest, pledge, lien, charge, mortgage or other encumbrance of Lender in Inventory, including without limitation, placing and maintaining signs, appointing custodians, maintaining stock Records and transferring Inventory to warehouses. Upon Lender’s request, Debtor shall record Lender’s security interest on any Certificate of Title for any Collateral that is a motor vehicle. Debtor hereby appoints Lender, and Lender’s designee(s), as Debtor’s attorney-in-fact (i) to execute and deliver notices of lien, financing statements, assignments, and any other documents, instruments, notices, and agreements necessary for the establishment, attachment, perfection or protection of any security interest, pledge, lien, charge, mortgage or other encumbrance of Lender in any Collateral, (ii) to endorse the name of Debtor on any checks, notes, drafts or other forms of payment or security consisting of Collateral that may come into the possession of Lender or any Affiliate of Lender, (iii) following the occurrence and during the continuation of an Event of Default, to sign Debtor’s name on invoices or bills of lading, drafts against customers, notices of assignment, verifications and schedules relating to Collateral, (iv) following the occurrence and during the continuation of an Event of Default (A) to notify the Post Office authorities to change the address of delivery of mail to an address designated by Lender, and (B) to open and dispose of mail addressed to Debtor, and (v) generally, to do all things necessary to carry out the purposes and intent of this Agreement. The powers granted herein, being coupled with an interest, are irrevocable, and Debtor approves and ratifies all acts of the attorney(s)-in-fact consistent with the foregoing. Neither Lender nor any attorney(s)-in-fact shall be liable for any act or omission, error in judgment or mistake of law so long as the same does not constitute gross negligence or willful misconduct.
(c)    Debtor shall cooperate with Lender in obtaining waivers or subordinations in favor of Lender as Lender may require from third parties having any interest in any Collateral and Debtor shall cooperate with Lender in obtaining “control” of Collateral consisting of Deposit Accounts, electronic Chattel Paper, Investment Property, or Letter-Of-Credit Rights as provided in Sections 9-104 through 9-107, inclusive, of the UCC. If any Inventory is in the possession or control of any third party other than a purchaser in the ordinary course of business or a public warehouseman where the warehouse receipt is in the name of or held by Debtor, Debtor shall notify such person of each security interest, pledge, lien, charge, mortgage or other encumbrance of Lender therein and instruct such person or persons to hold such Inventory for the account and benefit of Lender and subject to Lender’s instructions. Debtor will deliver to Lender warehouse receipts covering any Inventory located in warehouses showing Lender as the beneficiary thereof and will also cooperate with Lender in obtaining from warehousemen and bailees agreements relating to the release of warehouseman’s and bailee’s liens on Inventory as Lender may request.
(d)    Debtor acknowledges and agrees that the security interest granted to Lender pursuant to this Agreement shall specifically include a security interest in all Commercial Tort Claims arising after the Effective Date, and in order to permit Lender to perfect its security interest in each such Commercial Tort Claim Debtor shall promptly deliver to Lender copies of all summonses, complaints, responses, motions and other pleadings filed by or against Debtor after the date hereof so that Lender may file a Uniform Commercial Code financing statement relating to each such Commercial Tort Claim.

3.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

Debtor represents, warrants and covenants to Lender, and shall be deemed to continually do so, as long as this Agreement shall remain in force, that:

3.1 Inventory.

(a) Warranties With Respect to Inventory. (i) All representations made by Debtor to Lender and all documents and schedules given by Debtor to Lender, relating to the description, quantity, quality, condition and valuation of Inventory are true and correct, and (ii) Debtor has not received any Inventory on consignment or approval unless Debtor has notified Lender thereof in a Record, has marked such Inventory on consignment or approval or has segregated it from all other Inventory, and has appropriately marked its records to reflect that such Inventory is held on consignment or approval.

(b) Lender’s Rights in Inventory. Lender's security interests in the Inventory shall continue through all steps of manufacture and sale and attach without further act to raw materials, work in process, finished goods, returned goods, documents of title, warehouse receipts, and to proceeds resulting from sale or disposition of Inventory. Until all Obligations of Debtor and Borrower to Lender have been satisfied, Lender’s security interest in Inventory and in all proceeds thereof shall continue in full force and effect. Upon the occurrence of a Default or an Event of Default (as defined below), Lender shall have, in its discretion and at any time, the right to take physical possession of the Inventory and to maintain it on Debtor's premises, in a public warehouse, or at such place as Lender may remove the Inventory or any part thereof. If Lender exercises its right to take possession of Inventory, Debtor will, upon demand, and at Debtor's own cost and expense assemble the Inventory and make it available to Lender at a place or places reasonably convenient to Lender.

(c) Debtor's Obligation with Respect to Inventory. All Inventory is and shall be maintained at the locations shown on Schedule 3.l(c) hereof. No Inventory shall be removed therefrom, except for the purpose of sale or in the ordinary course of Debtor's business, and except for such sales, Debtor will not sell, encumber, grant a security interest in, dispose of or permit the sale, encumbrance, return or disposal of any Inventory without Lender's prior consent contained in an Authenticated Record. If sales are made for cash, Debtor shall immediately deliver to Lender the identical checks or other forms of payment, which it receives. In the event that Inventory is stored with the manufacturer thereof, Debtor shall cause such manufacturer to enter into a no offset agreement with Lender which agreement is in form and substance satisfactory to Lender.

(d) Further Obligations of Debtor with Respect to Inventory. From time to time, and at least once every month in any event, Debtor shall execute and deliver to Lender, a confirmatory Record, in form and substance satisfactory to Lender, listing Debtor's Inventory, but any failure to execute or deliver the same shall not affect or limit Lender's security interest in and to the Inventory.

(e) Maintenance of Inventory Records. Debtor shall maintain full, accurate and complete records respecting Inventory, including a perpetual inventory, and all other Collateral at all times. Debtor will pay all costs to be paid on taxes, assessments, governmental charges or private encumbrances levied, assessed, imposed or payable upon or with respect to the Inventory, Equipment or other Collateral or any part thereof.

3.2 Receivables. Debtor represents warrants and covenants to Lender that it will comply with the following:

(a) Warranties With Respect to Receivables. Each Receivable (i) will cover a bona fide sale and delivery of merchandise usually dealt in by Debtor in the ordinary course of its business or will cover the rendition of services by Debtor to customers of a kind ordinarily rendered in the ordinary course of Debtor's business, (ii) will be for a liquidated amount from a customer competent to contract therefor, (iii) is not subject to renegotiation, (iv) is not subject to any prepayment or credit and will not be subject to any deduction, offset, counterclaim, lien or other condition, except in the ordinary course of business, and (v) is generally enforceable in accordance with its terms. Debtor further represents and warrants that all services to be performed by it in connection with each Receivable have been performed.

(b) [Reserved].

(c)     Notice of Certain Events. Debtor will notify Lender of all returns and recoveries of merchandise and of all claims asserted with respect to merchandise which such returns, recoveries or claims exceed $25,000 per occurrence. Debtor shall promptly report each such return, repossession or recovery of merchandise to Lender, advising it of the location thereof and providing it with a description of such goods and its location. Debtor shall not settle or adjust any dispute or claim, or grant any discount (except ordinary trade discounts), credit or allowance or accept any return of merchandise (except in the ordinary course of Debtor's business, provided that, such credit, allowance or return does not exceed $25,000, without Lender's consent. Upon the occurrence of a Default or an Event of Default, Lender may settle or adjust disputes or claims directly with customers or Account Debtors of Debtor for amounts and upon terms which it considers advisable. Where a Debtor receives Collateral of any kind or nature by reason of transactions between itself and its customers or Account Debtors, it will hold the same on Lender's behalf, subject to Lender’s instructions, and as property forming part of the Receivables.

(d) Communication with Account Debtors. Debtor authorizes Lender, after the occurrence of an Event of Default, upon notice to Debtor but without the consent of Debtor, to communicate directly with customers or Account Debtors by whatever means Lender shall elect for the purpose of verifying the information supplied by Debtor to Lender with respect to Receivables. Upon Lender's request, before or after the occurrence of an Event of Default, Debtor shall provide Lender with a list of the addresses of its Account Debtors.

3.3 Equipment. Debtor represents, warrants and covenants to Lender that it will comply with the following:

(a) Warranties With Respect to Equipment. All Equipment hereafter acquired will be kept at the location or locations shown on Schedule 3.3(a) unless Debtor shall have first advised Lender of its intention to maintain a plant, offices at some other location or place the equipment with a third party and have obtained Lender's prior consent contained in an Authenticated Record.

(b) Debtor's Obligations With Respect to Equipment. Debtor shall keep all of its Equipment in a good state of repair, and will make all repairs and replacements when and where necessary, will not waste or destroy Equipment or any part thereof, and will not be negligent in the care, or use, thereof. Debtor shall keep accurate lists and records reflecting its Equipment and shall retain copies of all warranties, manuals and manufacturers or vendors' requirements with respect thereto. All Equipment shall be used substantially in accordance with law and prudent business practice and the manufacturer's instructions and shall be kept separate from and shall not be annexed or affixed to or become part of the realty except where Lender first consents in an Authenticated Record.

3.4 Ownership and Maintenance of Collateral. To the extent that Debtor owns Collateral, Debtor will have good, marketable and indefeasible title thereto, free and clear of all liabilities, mortgages, security interests, leases, liens, pledges, encumbrances, restrictions, charges, claims or imperfections of title whatsoever other than Permitted Liens.

3.5 Maintenance of Collateral. To the extent that Debtor owns Collateral, Debtor shall continually take such steps as are necessary and prudent to protect the interest of Lender in the Collateral including, but not limited to, the following:

(a) maintain books and records relating to the Collateral satisfactory to Lender and shall allow Lender or its representatives access to such records and the Collateral at all reasonable times and upon reasonable notice for the purpose of examination, inspection, verification, copying, extracting and other reasonable purposes as Lender may require;

(b) maintain the Collateral and the books and records relating to the Collateral at Debtor's address indicated above, at any address listed on Schedule 3.5(b) or at such other address as Lender shall permit, in its sole discretion (exercised in good faith using reasonable commercial judgment), upon the request to Lender contained in an Authenticated Record from Debtor;

(c) execute and deliver to Lender such other and further documentation necessary to evidence, effectuate or perfect its security interest in the Collateral;

(d) defend the Collateral against all claims and demands of third parties at any time claiming the same or any interest therein;

(e) keep the Collateral free of all liens and encumbrances, except for the security interests of Lenders, security interests in favor of SWK Funding, LLC which have been subordinated to the security interests of Lender on terms satisfactory to Lender and any other Permitted Liens, and will not, without prior consent of Lender contained in an Authenticated Record, sell, transfer or otherwise dispose of the Collateral or any interest therein, in bulk or otherwise;

(f) notify Lender in the event of material loss or damage to the Collateral or of any material adverse change in Debtor's business, financial condition or the Collateral, or of any other occurrences which could materially and adversely affect the security of Lender;

(g) pay all expenses incurred in the manufacture, delivery, storage or other handling of the Collateral and all taxes which are or may become a lien on the Collateral, promptly when due, and in any event reimburse Lender, on demand, for any expenses which Lender might incur following the occurrence of a Default or an Event of Default, in satisfying such expenses or taxes, which Lender, in its sole discretion, deems necessary in order to protect the Collateral;

(h) [Reserved].
(i)      if requested by Lender: (A) mark its records evidencing the Collateral in a manner satisfactory to Lender so as to indicate the security interest of Lender hereunder; (B) furnish to Lender any chattel paper, invoices, documents, schedules, purchase orders, delivery receipts, contracts or other documents representing or relating to any of the Collateral; (C) promptly reflect in its books, records, and reports to Lender the rejection of goods, delay in delivery or performance, or claims made, in regard to any Collateral and after a Default or an Event of Default inform Lender immediately of any of the same; (D) prior to an a Default or Event of Default, with respect to Account Debtors whose Receivables owed to Debtor exceed 10% of all Receivables owed to Debtor, and thereafter with respect to all Account Debtors, furnish to Lender all information received by Debtor indicating a material adverse change in the financial standing of any Account Debtor, debtor under any General Intangible, or obligor under any Receivables; (E) immediately notify Lender if any of the Collateral relates to Inventory which, prior to Debtor's rendering of all invoices therefor, has been delivered to or stored on real property for which the landlord or bailee has not executed waivers in form and substance acceptable to Lender; (F) immediately notify Lender if any of the Collateral arises out of contracts for the improvement of real property, deals with a public improvement or is with the United States, any state, or any department, agency or instrumentality thereof, and execute any instruments and take any steps required by Lender in order that all moneys due or to become due under any such contract shall be assigned to Lender and notice thereof be given as required by law; (G) furnish to Lender such financial statements, reports, certificates, lists of Account Debtors (showing names, addresses, telephone and facsimile numbers, and amounts owing) and other data concerning the Collateral and other matters as Lender may, from time to time, request; and (H) fully cooperate with Lender in the exercising of its rights and methods for verification of the Collateral.

3.6 Authority. Debtor is authorized to enter into and implement this Agreement and has taken all necessary actions, corporate or otherwise, in relation to such authorization.

3.7 Fixtures/Landlords. To the extent that Debtor owns Collateral, the Collateral will remain personality and will not be permanently affixed to real estate without the prior consent of

Lender contained in an Authenticated Record. If any of the Collateral is or will be a fixture, Debtor will provide legal descriptions and the names of record owners of the premises to which the Collateral will be affixed sufficient for perfection of the security interests of Lender. Debtor will provide disclaimers of interest and removal agreements, in form reasonably satisfactory to Lender with respect to any location where the value of the Collateral thereat exceeds $250,000.

4.    EVENTS OF DEFAULT.

Any of the following events or occurrences shall constitute an "Event of Default" under this Agreement:

(a) the occurrence of any Event of Default under the Loan Agreement, or any of the Loan Documents after giving effect to any applicable grace period thereunder; or

(b)    the failure of Debtor to perform or comply with any provision of this Agreement and the continuance of such failure beyond any applicable grace and/or notice period; or

(c)    the occurrence of a material adverse change in the condition, marketability or value of the Collateral.

5.    RIGHTS OF LENDER.

5.1 General Rights. The rights of Lender shall at all times be those of a secured party under the UCC. Without limiting the generality of the foregoing, Lender shall have the additional rights set forth in this Agreement.

5.2 Lender’s Right to Perform Debtor’s Obligations. In the event that Debtor shall fail to purchase or maintain insurance, or to pay any tax, assessment, government charge or levy, except as the same may be otherwise permitted hereunder, or in the event that any lien, encumbrance or security interest prohibited hereby shall not be paid in full or discharged, or in the event that Debtor shall fail to perform or comply with any other covenant, promise or Obligation to Lender hereunder or under any other Loan Document, Lender may, but shall not be required to, perform, pay, satisfy, discharge or bond the same for the account of Debtor, and all monies so paid by Lender, including actual attorneys' fees and expenses, shall be treated as part of the Obligations.

5.3 Collections; Modifications of Terms. Without limiting any rights Lender may have pursuant to this Agreement or otherwise, upon the occurrence and during the continuance of a Default or an Event of Default, Lender may demand, sue for, collect and give receipts for any money, Instruments or property payable or receivable on account of or in exchange for any of the Collateral, or make any compromises it deems necessary or proper, including without limitation, extending the time of payment, permitting payment in installments, or otherwise modifying the terms or rights relating to any of the Collateral, all of which may be effected without notice to or consent from Debtor and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted under this Agreement or any of the Loan Documents.

5.4 Notification of Account Debtors. Without limiting any rights Lender may have pursuant to this Agreement or under applicable law, after a Default or an Event of Default has occurred, (i) Debtor, at the request of Lender, shall notify its Account Debtors of Lender's security interest in Debtor's Receivables; and (ii) Lender may notify the Account Debtors of Lender's security interest in the Receivables and to make payment directly to Lender, and Lender may endorse all items of payment received by it that are payable to Debtor. Debtor authorizes such parties to make such payments directly to Lender and to rely on notice from Lender without further inquiry. Lender may demand and take all necessary or desirable steps to collect such Collateral in the name either of Lender or Debtor, with the right to enforce, compromise, settle, or discharge any of the foregoing.

5.5 Insurance. Without limiting any rights of Lender pursuant to this Agreement or under applicable law, after a Default or Event of Default has occurred, Lender may file proofs of loss and claim with respect to any of the Collateral with the appropriate insurer, and may endorse in Lender's own or Debtor's name any checks or drafts constituting insurance proceeds. Any insurance proceeds received by Lender may be applied by it against Debtor's Obligations under the Loan Documents.

5.6 Waiver of Rights by Debtor. Except as may be otherwise specifically provided herein, Debtor waives, to the extent permitted by law, any bonds, security or sureties required by any statute, rule or otherwise by law as an incident to any taking of possession by Lender of any Collateral. Debtor authorizes Lender, upon the occurrence of an a Default or Event of Default, upon prior notice to Debtor where practicable to enter upon any premises owned by or leased to Debtor where the Collateral is kept, without obligation to pay rent or for use and occupancy, through self help, without judicial process or obtained an order of any court, and peacefully retake possession thereof by securing at or removing same from such premises.
5.7 Lender's Rights. Debtor agrees that Lender shall not have any obligation to preserve rights to any Collateral against prior parties or to marshal any Collateral of any kind for the benefit of any other creditor of Debtor or any other Person. After the occurrence of a Default or an Event of Default, Lender is hereby granted a license or other right to use, without charge, Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Debtor's rights under all licenses and any franchise, sales or distribution agreements shall inure to Lender's benefit for such purpose.

5.8     Rights on Event of Default.

(a) After the occurrence and during the continuation of an Event of Default, in addition to and without limiting any rights Lender may have under any agreement, document or instrument evidencing or representing any obligation of Debtor to Lender or executed in connection with any such obligation, Lender is hereby authorized to declare any or all of the Obligations to be immediately due and payable, and the rights and remedies of Lender with respect to the Collateral shall be as set forth herein, in the UCC and as otherwise available under applicable law.

(b)     After the occurrence and during the continuation of an Event of Default, Lender may, without demand, advertising or notice, all of which Debtor hereby waives (except as the same may be required by law), sell, lease, license, dispose of, deliver and grant options to a third party to purchase, lease or otherwise dispose of any and all Collateral held by it or for its account at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, as such prices and upon such terms as Lender, in its sole discretion, deems advisable. All requirements of reasonable notice under this section shall be met if such notice is mailed, postage prepaid, to Debtor at its address set forth herein or such other address as Debtor may have provided to Lender, in a Record, at least ten (10) days before the time of such sale or disposition. Lender may, if it deems it reasonable, postpone or adjourn any sale of any Collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale, provided, however, that Lender shall provide Debtor with written notice of the time and place of such postponed or adjourned sale. Lender may be the purchaser at any such sale, and payment may be made, in whole or in part, in respect of such purchase price by the application of Obligations due from Debtor to Lender. Debtor shall be obligated for, and the proceeds of sale shall be applied first to, the costs of retaking, refurbishing, storing, guarding, insuring, preparing for sale, and selling the Collateral, including the fees and disbursements of attorneys, auctioneers, appraisers, consultants and accountants employed by Lender. Proceeds from the Sale or other disposition or Collateral shall be applied to the payment, in whatever order Lender may elect, of all Obligations of Debtor. Lender shall return any excess to Debtor and Debtor shall remain liable for any deficiency. Collateral securing purchase money security interests also secures non-purchase money security interests. To the extent Debtor uses an advance under the Loan Documents to purchase Collateral, Debtor's repayment of such advance shall apply on a "first-in-first-out" basis so that the portion of the advance used to purchase a particular item of Collateral shall be paid in the chronological order Debtor purchased the Collateral. Upon request of Lender, Debtor will assemble and make the Collateral available to Lender, at a reasonable place and time designated by Lender. Debtor's failure to take possession of any Collateral at any time and place reasonably specified by Lender in a Record to Debtor shall constitute an abandonment of such Property.

(c) Lender shall not be responsible to Debtor for loss or damage resulting from Lender's failure to enforce or collect any Collateral or any monies due or to become due under any liability of Debtor to Lender.
(d) After a Default or an Event of Default, Debtor (i) will make no change in any Receivable or General Intangible, and (ii) shall receive as the sole property of Lender and hold in trust for Lender all monies, checks, notes, drafts, and other property (collectively called "Items of Payment") representing the proceeds of any Collateral.

(e) After an Event of Default, Lender may but shall be under no obligation to: (i) notify all appropriate parties that the Collateral, or any part thereof, has been assigned to Lender; (ii) collect any Receivables or General Intangibles in Lender's own or Debtor's name, and apply any such collections against such obligations of Debtor to Lender as Lender may select; (iii) take control of any cash or non-cash proceeds of any item of the Collateral; (iv) compromise, extend or renew any Receivables, General Intangible, or document, or deal with the same as it may deem advisable; and (v) make exchanges, substitutions or surrender of items comprising the Collateral.

5.9 Lender's Right of Set-Off. Lender may, at any time upon the occurrence of a Default or an Event of Default hereunder and without any further notice to Debtor (such notice being expressly waived), set-off or apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, or any other Indebtedness at any time owing by Lender or any affiliate of Lender or any participant in Lender's loans, to Debtor to or for the credit or the account of Debtor against any Obligation irrespective of whether any demand has been made hereunder or whether such Obligation is mature.

5.10 Expense of Collection and Sale. Debtor agrees to pay all costs and expenses incurred by the Lender in connection with the negotiation and preparation of this Agreement or any other document, or any other Loan Documents executed in connection herewith, in determining Lender's rights under, and in enforcing and collecting the indebtedness represented by the guaranty and in determining its rights under and enforcing the security interests created by this Agreement, including, without limitation, costs and expenses relating to taking, holding, insuring, preparing for sale, appraising, selling or otherwise realizing on the Collateral, and reasonable attorneys' fees and expenses in connection with any of the foregoing. All such reasonable costs and expenses shall be payable on demand, and shall bear interest at the highest rate charged on any Obligation, payable on demand, from the date of Lender's payment of such costs and expenses until payment of all Obligations is made in full, at the highest rate of interest permitted by law.

5.11 Compliance with Other Laws. Lender may comply with any applicable law requirements in connection with a disposition of the Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

5.12 Warranties. Lender may sell the Collateral without giving any warranties. Lender may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

5.13 Sales on Credit. If Lender sells any of the Collateral on credit, Debtor will be credited only with payments actually made by the purchaser, received by Lender and applied to the Indebtedness. If the purchaser fails to pay for the Collateral, Lender may resell the Collateral, and Debtor shall be credited with the proceeds of the sale.

6.    GENERAL PROVISIONS.

6.1 Waivers. Debtor expressly waives notice of nonpayment, demand, presentment, protest or notice of protest in relation to the Loan Documents or the Collateral. No delay or omission of Lender in exercising or enforcing any of its rights, powers, privileges, options or remedies under this Agreement shall constitute a waiver thereof, and no waiver by Lender of any default by Debtor shall operate as a waiver of any other default.

6.2 Remedies Not Exclusive. All rights and remedies of Lender under this Agreement shall be cumulative and not alternative or exclusive, irrespective of any other collateral guaranty, right or remedy and may be exercised by Lender at such time or times and in such order as Lender, in its sole discretion, may determine, and are for the sole benefit of Lender. The exercise or failure to exercise such rights and remedies shall not result in liability to Debtor or others except in the event of willful misconduct or bad faith by Lender, and in no event shall Lender be liable for more than it actually receives as a result of the exercise or failure to exercise such rights and remedies.

6.3 Successors and Assigns. This Agreement is entered into for the benefit of the parties hereto and their successors and assigns. It shall be binding upon and shall inure to the benefit of such parties, their successors and assigns. Lender shall have the right, without the necessity of any further consent or authorization by Debtor, to sell, assign, securitize or grant participation in all, or a portion of, Lender's interest in the Collateral, to other financial institutions of the Lender's choice and on such terms as are acceptable to Lender in its sole discretion.

6.4 Notices. Wherever this Agreement provides for notice to any party (except as expressly provided to the contrary), it shall be given by messenger, certified U.S. mail with return receipt requested, or nationally recognized overnight courier with receipt requested, effective when either received or receipt rejected by the party to whom addressed, and shall be addressed as follows:

If to Lender:
ACF FINCO I, LP
580 White Plains Road, Suite 610
Tarrytown, New York 10591
Attention: Oleh Szczupak

With a copy to:
LUSKIN, STERN & EISLER LLP
Eleven Times Square
New York, New York 10036
Attention: Nathan Eisler, Esq.

If to Debtor:

JEFFERSON ACQUISITION, LLC
560 N. Rogers Road
Olathe, Kansas 66062

HOOPER WELLNESS, LLC
560 N. Rogers Road
Olathe, Kansas 66062

HOOPER DISTRIBUTION SERVICES, LLC
560 N. Rogers Road
Olathe, Kansas 66062

HOOPER INFORMATION SERVICES, INC.
560 N. Rogers Road
Olathe, Kansas 66062

HOOPER KIT SERVICES, LLC,
(f/k/a Heritage Labs International, LLC)
560 N. Rogers Road
Olathe, Kansas 66062

MID-AMERICA AGENCY SERVICES, INCORPORATED
560 N. Rogers Road
Olathe, Kansas 66062

TEG ENTERPRISES, INC.
560 N. Rogers Road
Olathe, Kansas 66062

6.5 Strict Performance. The failure by Lender at any time to require Debtor’s strict compliance with or performance of any provision of this Agreement shall not waive, affect, impair or diminish any right of Lender thereafter to demand Debtor’s strict compliance with and performance of such provision. Any suspension or waiver by Lender of any Default or Event of Default shall not suspend, waive or affect any other Default or Event of Default, whether the same is prior or subsequent to such suspension or waiver and whether of the same or a different type.

6.6 Construction of Agreement. The parties hereto agree that the terms, provisions and language of this Agreement were the result of negotiations between the parties, and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against either party. Any controversy over the construction of this Agreement shall be decided without regard to events of authorship or negotiation.

6.7     WAIVER OF RIGHT TO JURY TRIAL. Debtor and Lender recognize that in matters related to this Agreement, and as it may be subsequently modified and/or amended, either party may be entitled to a trial in which matters of fact are determined by a jury (as opposed to a trial in which such matters are determined by a judge, magistrate, referee or other elected or appointed decider of facts). By executing this Agreement, Lender and Debtor will give up their respective right to a trial by jury. Debtor and Lender each hereby expressly acknowledges that this waiver is entered into to avoid delays, minimize trial expenses, and streamline the legal proceedings in order to accomplish a quick resolution of claims arising under or in connection with this Agreement.

(a) WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, DEBTOR AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT DEBTOR OR LENDER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, ACTION, SUIT OR PROCEEDING, DIRECTLY OR INDIRECTLY, AT ANY TIME ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, BEFORE OR AFTER MATURITY.

(b) CERTIFICATIONS. DEBTOR HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE NOR AGENT OF LENDER NOR LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT LENDER WOULD NOT, IN THE EVENT OF ANY LITIGATION, ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER. DEBTOR ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION HEREIN.

6.8 Entire Agreement; Amendments; Lender's Consent. This Agreement (including the Schedules and Exhibits) constitutes the entire agreement between Lender and Debtor with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions between Lender and Debtor, whether express or implied, oral or written, with respect to the subject matter hereof. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Debtor therefrom, shall in any event be effective unless the same shall be Authenticated by Lender in a Record, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

6.9 Cross Default; Cross Collateral. Debtor hereby agrees that (a) a Default or an Event of Default under this Agreement is a default or an event of default under all the other Loan Documents and a default under any of such other Loan Documents is a Default or an Event of Default under this Agreement, and (b) the Collateral under this Agreement secures the Obligations now or hereafter outstanding under all other agreements between Debtor and Lender and the Collateral pledged under any other agreement with Lender secures the Obligations under this Agreement.

6.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

6.11 Severability of Provisions. Any provision of this Agreement or any of the other Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or the other Loan Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

6.12     Schedules. All of the Schedules to this Agreement are hereby incorporated by reference herein and made a part hereof.

6.13    GOVERNING LAW; CONSENT TO JURISDICTION.

(a)    THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY DEBTOR IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY IN SUCH STATE WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS. TO THE FULLEST EXTENT PERMITTED BY LAW, LENDER AND DEBTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT OR ANY LOAN DOCUMENT, AND THIS AGREEMENT AND EACH SUCH LOAN DOCUMENT SHALL BE GOVERNED BY AND

CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY IN SUCH STATE WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.
(b)    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR DEBTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN THE SOLE OPTION OF LENDER IN ANY FEDERAL OR STATE COURT LOCATED IN WESTCHESTER COUNTY, NEW YORK, OR NEW YORK COUNTY, NEW YORK PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW; HOWEVER, LENDER MAY, AT ITS OPTION, COMMENCE ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION TO OBTAIN POSSESSION OF OR FORECLOSE UPON ANY COLLATERAL, TO OBTAIN EQUITABLE RELIEF OR TO ENFORCE ANY JUDGMENT OR ORDER OBTAINED BY LENDER AGAINST DEBTOR OR WITH RESPECT TO ANY COLLATERAL, TO ENFORCE ANY RIGHT OR REMEDY UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR TO OBTAIN ANY OTHER RELIEF DEEMED APPROPRIATE BY LENDER, AND LENDER AND DEBTOR EACH WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND LENDER AND DEBTOR EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. DEBTOR REPRESENTS AND ACKNOWLEDGES THAT IT HAS REVIEWED THIS CONSENT TO JURISDICTION PROVISION WITH ITS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY, WITHOUT COERCION OR DURESS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officer or managing member thereunto duly authorized, as of the date first above written.
LENDER:

ACF FINCO I LP

By: /s/ Oleh Szczupak
Name: Oleh Szczupak
Title: Vice President

DEBTOR:

JEFFERSON ACQUISITION, LLC

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title: Chief Executive Officer and President

HOOPER WELLNESS, LLC

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title: President

HOOPER DISTRIBUTION SERVICES, LLC
By: Hooper Holmes, Inc., its sole Manager

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title: President of Hooper Holmes, Inc.

HOOPER INFORMATION SERVICES, INC.

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title: President

HOOPER KIT SERVICES, LLC,
formerly Heritage Labs International, LLC

By: Hooper Holmes, Inc., its sole Member

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title: President of Hooper Holmes, Inc.

MID-AMERICA AGENCY SERVICES, INCORPORATED

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title: President

TEG ENTERPRISES, INC.

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title: President

Schedule 3.1(c)
Inventory Locations

Debtor represents, warrants and covenants to Lender that all Inventory owned by Debtor is located at Borrower’s Olathe, Kansas, facility, which location is specified on the Disclosure Schedule to the Loan Agreement.

Schedule 3.3(a)
Equipment and Equipment
Locations

all machinery, equipment, office machinery, furniture, fixtures, conveyors, tools, materials storage and handling equipment, molds, dies, stamps and other equipment of every kind and nature and wherever situated now or hereafter owned by Debtor or in which Debtor may have any interest (to the extent of such interest), together with all additions and accessions thereto, all replacements and all accessories and parts therefor, all manuals, blueprints, know-how, warranties and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing whether now owned or existing or hereafter created, acquired or arising and wheresoever located

Debtor represents, warrants and covenants to Lender that all Equipment owned by Debtor is located at Borrower’s Olathe, Kansas, facility, which location is specified on the Disclosure Schedule to the Loan Agreement.

Schedule 3.5(b)
Collateral Locations

Debtor represents, warrants and covenants to Lender that all Collateral owned by Debtor is located at Borrower’s Olathe, Kansas, facility, which location is specified on the Disclosure Schedule to the Loan Agreement.